SGI Prudent Growth Fund
Schedule of Investments
November 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 51.4%	Shares	Value
iShares 20+ Year Treasury Bond ETF	15,440	$1,450,897
iShares Core U.S. Aggregate Bond ETF	28,560	2,833,152
iShares iBoxx $ High Yield Corporate Bond ETF	17,580	1,407,103
SGI Dynamic Tactical ETF (a)	44,460	1,424,943
SGI Enhanced Core ETF (a)	96,010	2,523,143
SGI Enhanced Global Income ETF (a)	94,310	2,560,516
SGI U.S. Large Cap Core ETF (a)	68,670	2,527,544
TOTAL EXCHANGE TRADED FUNDS (Cost $13,341,798)		14,727,298

OPEN END FUNDS - 46.3%
SGI Global Equity Fund - Class I (a)	62,949	2,548,791
SGI Small Cap Core Fund - Class I (a)	65,989	2,277,285
SGI U.S. Large Cap Equity Fund - Class I (a)(b)	372,416	8,442,664
TOTAL OPEN END FUNDS (Cost $10,766,053)		13,268,740

TOTAL INVESTMENTS - 97.7% (Cost $24,107,851)		27,996,038
Other Assets in Excess of Liabilities - 2.3%		644,793
TOTAL NET ASSETS - 100.0%		$28,640,831
two		–%
Percentages are stated as a percent of net assets.		–%
ETF – Exchange-Traded Fund

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

SGI Prudent Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$14,727,298	$–	$–	$14,727,298
Open End Funds	13,268,740	–	–	13,268,740
Total Investments	$27,996,038	$–	$–	$27,996,038

Refer to the Schedule of Investments for further disaggregation of investment categories.